UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 10, 2005

                               CERTRON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                           ---------------------------
                           (Former Name of Registrant)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                     0-9081                          95-2461404
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            (Commission File Number)        (IRS Employer Identification No.)

            401 Rosemont Avenue
               Frederick, MD                                  21701
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (301) 644-3901
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              (Registrant's Telephone Number, Including Area Code)

           1545 Sawtelle Blvd. Suite 12 Los Angeles, California 90025
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Executive Officers; Election of
Directors; Appointment of Principal Officers

On March 10, 2005 Yanbiao Bai nominated the following individuals to fill the vacancies on the Company's Board of Directors:

                             Lei Liu
                             James Pan
                             Bu Xue Bu
                             Lieping Chen
                             Minmin Qin

Yanbiao Bai will remain on the Board and serve as Chairman.

After accepting their position to the Board of Directors, the following individuals were elected officers of the Company:

                  Lei Liu           Chief Executive Officer
                  Yanbiao Bai       President
                  Xue Bu            Secretary

Yanbiao Bai, Chairman and President

Yanbiao Bai, graduated from the Second Military Medical University in 1984, receiving a legal qualification certificate, is an experienced entrepreneur and corporate executive. Since 1999 he has served as Chairman of Shaanxi Chaoying Group, a chain of cosmetic and personal care training schools and franchises located in China. Since 2000, he has served as Chairman of the Board of Directors of Cybrdi, Inc. Long interested in Chinese traditional and modern medicine, Mr. Bai is working to apply his marketing and management expertise to the emerging biotech field in China, focusing on rapidly marketable products and services. Mr. Bai has been awarded one of the Shaanxi Province "Outstanding Young Industrialist Award," among other titles and honors.

Lei Liu, M.D., M.P.H., CEO & Director

Dr. Liu is the founder of Cybrdi, Inc. and has since 2002 served as the president and chief executive officer of Cybrdi, Inc. Dr. Liu has more than 25 year experiences on life science research and biotechnology industry. Dr. Liu has held faculty positions at the University of Virginia School of Medicine (Hematology Division), the National Cancer Institute (Clinical Pharmacology Branch), and the Uniformed Services University of Health Sciences (Department of Prevention Medicine & Biometrics). He is author and co-author of over 30 scientific articles. His laboratory and clinical work has spanned the fields of oncology, immunology, protein biochemistry, cell biology, molecular biology and experimental therapeutics. Dr. Liu was a medical graduate at the Second Military Medical University, Shanghai, China. He also received a Master's degree in Public Health from the Armed Services University, Bethesda, MD, USA.

Lieping Chen, MD, PhD. Director

Dr. Chen is currently Professor of Dermatology and Oncology, Director of Dermatology Research and Investigator of the Institute for Cell Engineering, Johns Hopkins University School of Medicine at Baltimore, Maryland. Prior to his appointment in Johns Hopkins, he was Professor and Consultant of Immunology in Mayo College of Medicine, Mayo Clinic at Rochester, Minnesota. Dr. Chen received his M.D. degree from Fujian Medical School in Fuzhou, China and his Ph.D. from the Medical College of Pennsylvania-Hahneman Medical College in Philadelphia, Pennsylvania. Dr. Chen is a leading investigator in the areas of lymphocyte activation, cancer immunology and immunological diseases and has published more than 150 papers in peer-reviewed journals. He is members of the American

Association of Immunologists and American Association for Cancer Research and has been served as experts for many national and international advisory committees.

Dr. James Pan, Ph.D. Director

Dr. Pan is currently Head of Biological Therapeutics at Campbell Family Institute for Breast Cancer Research (CFIBCR) at Toronto, Canada. Prior to his position at CFIBCR, he served as Director of Preclinical Programs and Human & Viral Therapeutics at Affinium Pharmaceuticals Inc, a structure-guided drug discovery company at Toronto, Canada. Prior to his position at Affinium, he was a research scientist with the research division of Genentech, Inc. at San Francisco, California. He is author and co-inventor of over 60 patents and peer-reviewed scientific articles in the areas of oncology and immunology. Dr. James Pan obtained his PhD from University of Toronto, Canada and pursued post-doctoral trainings at both University of Toronto and University of Michigan. He is member of American Association for Cancer Research.

Minmin Qin, Ph.D. Director

Dr. Qin has twenty two years of research experience, including over eight years of biopharmaceutical development experience. Currently, Dr. Qin is Senior Director of Process Development at Five Prime Therapeutics, Inc., located in South San Francisco, California, a recognized industry leader in the development of novel protein and next generation antibody therapeutics in Oncology, Immune Disorders, Type II Diabetes, and Regenerative Medicine. Prior to Five Prime, Dr. Qin worked at BioMarin Pharmaceutical, Inc for eight years. As one of the pioneers of the company, he established and directed Molecular Biology and Protein Biochemistry Laboratories, and Process Development Department. During his tenure with the company, he held various positions with increasing responsibilities: Director of Molecular Biology, Director/Senior Director of Purification Development, and Senior Director of Process Sciences, and supervised thirty staff including two directors and twelve scientists/senior scientists. Major accomplishments include the successful development and implementation of two commercial manufacturing processes, two Phase 3 processes, and numerous processes for early stage research or clinical studies, which have led to one approved protein therapeutic in five years with the second expected soon. Dr. Qin contributed significantly to the strategic planning and successful execution of manufacturing, quality control, and process validation. He has extensive experience with FDA regulations and has led cross-functional teams in the preparation of regulatory documents (INDs, IND Amendments, BLA/CTDs) for FDA/EMEA filings. As a Core Team member, Dr. Qin was extensively involved in strategic and financial planning for the company's major drug development programs. Before BioMarin, Dr. Qin worked at University of California at Berkeley for six years, first as a Postdoctorial Associate and then a Research Scientist. Dr. Qin received his Ph. D. in Genetics / Molecular Biology from University of Wisconsin-Madison. He is a PDA member, holds two drug production patents, and has published more than 15 papers in peer-reviewed journals. He has authored and reviewed over hundred technical reports.

Xue Bu Director

Obtained her B.S. in 1986 from The Fourth Military Medical University and MBA degree from Xi'an Jiaotong University. Ms. Bu was the Vice President of Beijing Chaoying Real Estate Company from 1999 to 2001, successfully selling 500,000-sqm building and was honored Top Ten Building of Beijing in 2000. Since 2001, she was the Deputy General Manager of Chaoyin since its establishment. Ms. Bu is the wife of Mr. Bai Yanbiao.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2005

                                           CERTRON CORPORATION

                                           By: /s/ Yanbiao Bai
                                               -----------------------
                                               Yanbiao Bai
                                               Chief Executive Officer